UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	November 18, 2004

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

        On November 18, 2004, Johnson Outdoors Inc. (the “Company”) issued a press release announcing fourth quarter and fiscal 2004 results (the “Press Release”). A copy of the Press Release is being furnished as Exhibit 99 to this Report.

        The information in this Item 2.02, including Exhibit 99, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

      Additional Information

        The Company will file a proxy statement and other documents regarding a proposed merger to take the Company private with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement will be sent to shareholders of the Company seeking their approval of the merger agreement at a special meeting of shareholders. Shareholders are urged to read the proxy statement and any other relevant document when they become available, because they will contain important information about the Company, the proposed merger and related matters. Shareholders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s web site at www.sec.gov. The definitive proxy statement (when available) and other related SEC documents may also be obtained free of charge by directing a request to Cynthia Georgeson, Johnson Outdoors Inc., 555 Main Street, Racine, Wisconsin 53403, tel: (262) 631-6600.

        In addition to the Company, the Company’s directors and executive officers may be deemed to be participants in the solicitation from the Company’s shareholders of proxies in favor of approval of the merger agreement. Such participants may have interests in the merger, including as a result of holding shares of the Company’s common stock or derivative securities, such as stock options, the value of which is related to the price of the Company’s common stock. Information regarding the participants and their interests will be contained in the proxy statement to be filed by the Company with the SEC in connection with the special meeting of shareholders.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is being furnished herewith:

99	Press Release Dated November 18, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON OUTDOORS INC.
Date: November 18, 2004	By: /s/ Paul A. Lehmann
Its: Vice President and Chief Financial Officer

JOHNSON OUTDOORS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99	Press Release Dated November 18, 2004.